UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2012

Universal Business Payment Solutions Acquisition Corporation

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Radnor Financial Center 150 North Radnor-Chester Road, Suite F-200 Radnor, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

(610) 977-2482

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name of Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On July 6, 2012, Universal Business Payment Solutions Acquisition Corporation, a Delaware corporation (“UBPS”), entered into the Agreement and Plan of Merger, by and among UBPS, JP Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of UBPS, JetPay, LLC, a Texas limited liability company (“JetPay”), and WLES, L.P., a Texas limited partnership and Trent Voigt (the “JetPay Agreement”), in connection with the acquisition of JetPay and certain affiliated entities.

A current report on Form 8-K describing the JetPay Agreement was filed by UBPS on July 9, 2012.

On November 19, 2012, UBPS entered into the Second Amendment to the JetPay Agreement (the “Amendment”), pursuant to which the relevant parties amended two provisions of the JetPay Agreement. First, the provision obligating UBPS to pay $5,000,000 in cash upon a consummation of a redemption of the UBPS public warrants was amended so that such consideration is now payable if and when the trading price of the common stock of UBPS is at least $9.50 per share for any 20 trading days out of a 30 trading day period.

Second, the Amendment changed the date on which both parties could terminate the agreement if the closing of the transaction has not occurred by such date from November 15, 2012 to December 31, 2012.

The description of the Amendment is qualified in its entirety by reference to the full text of each of the Amendment, which is attached hereto as Exhibit 2.1 and incorporated by reference herein. You are urged to read the Amendment in its entirety.

Item 8.01.	Other Information

Attached hereto as Exhibit 99.1 to this Current Report is the form of presentation that UBPS expects to use in connection with the proposed transaction. Exhibit 99.1 is incorporated by reference herein.

Additional Information and Where to Find It

In connection with the JetPay Agreement, UBPS filed a definitive proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”) on November 13, 2012. The definitive proxy statement has been mailed to stockholders of UBPS. Investors and stockholders of UBPS are urged to read the definitive proxy statement and other relevant documents when they become available because they will contain important information about the transactions. Copies of these documents may be obtained free of charge by making a request to UBPS in writing to UBPS, 150 North Radnor-Chester Road, Suite F-200, Radnor, PA 19087. In addition, documents filed with the SEC by UBPS may be obtained free of charge at the SEC’s website at www.sec.gov or by clicking on “SEC Filings” or on UBPS’s website at www.ubpsac.com.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

2.1	Second Amendment to Agreement and Plan of Merger, dated as of November 19, 2012, by and among UBPS and JetPay.

99.1	Investor presentation in connection with the proposed transaction

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2012

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chairman and Chief Executive Officer